DEBT EXCHANGE AGREEMENT

     THIS DEBT EXCHANGE AGREEMENT (the "Agreement") is made and entered into by and among Explorations Group, Inc., a Delaware corporation ("Explorations"); The Yankee Companies, LLC., a Florida corporation ("Yankees"); the Calvo Family Spendthrift Trust, a Florida Trust (the "CFST"); and, the Tucker Family Spendthrift Trust, a Florida Trust (the "TFST"); Explorations, Yankees, the CFST and the TFST being sometimes hereinafter collectively referred to as the "Parties" or generically as a "Party").

                                    PREAMBLE:

     WHEREAS, Explorations owes Yankees the aggregate sum of $25,893.90, including accrued interest, as evinced by the promissory notes annexed hereto and made a part hereof as composite exhibit 0.1 (the "Explorations' Debt" and the "Explorations' Notes," respectively); and

     WHEREAS, Yankees owes the CFST the aggregate sum of $21,338.80, including accrued interest, as evinced by the promissory notes annexed hereto and made a part hereof as composite exhibit 0.2 (the "CFST Debt" and the "CFST Notes," respectively) and owes the TFST the aggregate sum of $21,338.80, including accrued interest, as evinced by the promissory notes annexed hereto and made a part hereof as composite exhibit 0.3 (the "TFST Debt" and the "TFST Notes," respectively; the CFST Debt, the CFST Notes, the TFST Debt and the TFST Notes being collectively and generically hereinafter referred to as the "Yankees' Debt" and the "Yankees' Notes," respectively); and

     WHEREAS, Yankees desires to discharge a portion of the Yankees' Debt in an amount equal to $23,393.90, by assigning to the CFST and the TFST, in equal, severable shares, an equivalent amount of its rights under the Explorations' Notes, and Explorations, the CFST and the TFST are agreeable to such assignment, on the terms and conditions hereinafter set forth:

     NOW,   THEREFORE,   in  consideration   of  the  covenants,   promises  and
representations set forth herein, and for other good and valuable consideration, the Parties, intending to be legally bound, hereby agree as follows:

                                   WITNESSETH:

                                    Article I
                                   Definitions

     The following terms or phrases, as used in this Agreement, shall have the following meanings:

(A)  Accredited Investor:

     An investor that meets the requirements for treatment as an accredited investor, as defined in Rule 501(a) of Commission Regulation D, which provides as follows:

          Accredited investor. "Accredited investor" shall mean any person who comes within any of the following categories, or who the issuer reasonably believes comes within any of the following categories, at the time of the sale of the securities to that person:

          (1) Any bank as defined in section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and



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               maintained by a state, its political subdivisions,  or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

          (2) Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;

          (3) Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

          (4) Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

          (5) Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000;

          (6) Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

          (7) Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in ss.230.506(b)(2)(ii); and

          (8) Any entity in which all of the equity owners are accredited investors.

(B)  Commission:

     The United States Securities and Exchange Commission.

(C)  Exchange Act:

     The Exchange Act of 1934, as amended.

(D)  Florida Act:

     The Florida Securities and Investor Protection Act.

(E)  Florida Rule:

     Florida   Rule   3E-500.005,   which   provides  as  follows:   "Disclosure
     requirements of Section 517.061(11)(a)3., Florida Statutes.

     (1) Transactions by an issuer which do not satisfy all of the conditions of this rule shall not raise any presumption that the exemptions provided by Section 517.061(11), Florida Statutes is not available for such transactions. Attempted compliance with this rule does not act as an election; the issuer can also claim the availability of Section 517.061(11), Florida Statutes, outside this rule.




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     (2)  The  determination  as to whether  sales of  securities  are part of a larger offering (i.e., are deemed to be integrated) depends on the particular facts and circumstances. In determining whether sales should be regarded as part of a larger offering and thus should be
          integrated,   the  facts   described  in  Rule  3E-500.01   should  be
          considered.

     (3) Although sales made pursuant to Section 517.061(11), Florida Statutes, and in compliance with this rule, are exempt from the registration provisions of this Act, such exemption does not avoid the antifraud provisions of Sections 517.301 and 517.311, Florida Statutes.

     (4) The provisions of this rule shall apply only to transactions which are consummated with persons in the State of Florida.

      (5) The requirements of Sections 517.061(11)(a)(3), Florida Statutes, that each purchaser, or his representative be provided with or given reasonable access to full and fair disclosure of all material information shall be deemed to be satisfied if either paragraphs
          (5)(a) or (5)(b) are complied with:

          (a) Access to or Furnishing of Information. Reasonable access to, or the furnishing of, material information shall be deemed to have been satisfied if prior to the sale a purchaser is given access to the following information:

               1.   All material books and records of the issuer; and

               2.   All  material   contracts  and  documents  relating  to  the
                    proposed transaction; and

               3.   An  opportunity  to  question  the   appropriate   executive
                    officers or partners ...."

(F)  Securities Act:

     The Securities Act of 1933, as amended.

(G) Additional definitions set forth in specific parts of this Agreement, identifiable by the use of initial capitalization shall have the meaning ascribed to them in conjunction with their initial use and definition.


                                   Article II
                              Exchange & Settlement

(A) (1) Yankees hereby assigns to the CFST and the CFST hereby accepts in partial payment of the Yankees Debt, $11,696.95, of the Explorations' Debt (the "CFST Assigned Debt"), evinced by a partial assignment of Yankees' rights under the Explorations' Notes equivalent thereto, the transaction being effected without registration under the Securities Act or the Florida Act, based on the exemption from registration provided by Section 4(2) of the Securities Act and Section 517.061(11) of the Florida Act.

     (2) Yankees hereby assigns to the TFST and the TFST hereby accepts in partial payment of the Yankees Debt, $11,696.95, of the Explorations' Debt (the "TFST Assigned Debt," the CFST Assigned Debt and the TFST Assigned debt being hereinafter collectively and generically referred to as the "Assigned Debt"), evinced by a partial assignment of Yankees' rights under the Explorations' Notes equivalent



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          thereto, the transaction being effected without registration under the
          Securities Act or the Florida Act, based on the exemption from registration provided by Section 4(2) of the Securities Act and
          Section 517.061(11) of the Florida Act.

     (3) The CFST and the TFST hereby accept the Assigned Debt, in partial payment of the Yankees' Debt.

(B) (1) Yankees hereby exchanges the Explorations' Notes with Explorations for three new notes to be issued directly by Explorations, the first to Yankees in the principal sum of $2,500, the second to the CFST in the principal sum of $11,696.95 and the third to the TFST in the principal sum of $11,695.95, in each case in the form annexed hereto and made a part hereof as exhibit II(B)(1) (collectively and generically hereinafter referred to as the "Replacement Notes"), the receipt of which by each Party is hereby acknowledged.

     (2) The CFST and the TFST hereby exchange the Yankees' Notes for the Replacement Notes and new notes to be issued by Yankees in a principal amount equal to the difference between the principal balance of the Replacement Notes and the Yankees Debt plus accrued interest thereon in the form annexed hereto and made a part hereof as exhibit II(B)(2) (the "Yankees' Replacement Notes"), the receipt of which is hereby acknowledged.

(C)

     As a material inducement to the exchange of the Yankees' Notes and the Explorations' Notes for the Replacement Notes, Yankees, the CFST and the TFST each hereby represent, warrant and covenant to Explorations, as follows:

     (1) It is familiar with the requirements for treatment as an "accredited investor" under Rule 501 of Regulation D promulgated under the Securities Act and meets one or more of the definitions of an "accredited investor" contained therein and has, alone or together with its advisors or representatives, if any, such knowledge and experience in financial matters that it is capable of evaluating the relative risks and merits of this Agreement, the text of Rule 501(a) being set forth, in full, above;

     (2) It acknowledges that it has, based on its own substantial experience, the ability to evaluate the transactions contemplated hereby and the merits and risks thereof in general and the suitability of the transaction for it in particular;

     (3) (a) It understands that the offer and issuance of the Replacement Notes is being made in reliance on its representation that it has reviewed Explorations' materials submitted to the NASD pursuant to Exchange Act Rule 15c2-11 and Explorations' Audit, and, as a result of its prior association with Explorations, has become familiar with the information disclosed therein.

          (b) It is fully aware of the material risks associated with becoming an investor in Explorations and confirms that it was previously informed that all documents, records and books pertaining to this investment have been available from Explorations and that all documents, records and books pertaining to this transaction requested by it have been made available to it;

     (4) It has had an opportunity to ask questions of and receive answers from the officers of Explorations concerning the terms and conditions of this Agreement and the transactions contemplated hereby, as well as the affairs of Explorations and related matters;

     (5) It has had an opportunity to obtain additional information necessary to verify the accuracy of the information referred to above.



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     (6)  It has represented to Explorations  that it has the general ability to bear the risks of the subject trans action and that it is a suitable investor for a private offering, and it hereby affirms the correctness of such information to Explorations;

     (7)  It acknowledges and is aware that:

          (a) The Replacement Notes are a speculative investment with no assurance that Explorations will be successful, or if successful, that such success will result in payments to it or to realization of capital gains by it on disposition of the Replacement Notes; and

          (b) The Replacement Notes to be issued to it have not been registered under the Securities Act or under any state securities laws; accordingly, it may have to hold them and may not be able to liquidate, pledge, hypothecate, assign or transfer them; and

     (8) It has obtained its own opinion from its legal counsel to the effect that after an examination of the transactions associated herewith and the applicable law, no action needs to be taken by either it or Explorations in conjunction with this Agreement and the issuance of the Replacement Notes in conjunction therewith, other than such actions as have already been taken in order to comply with the securities law requirements of its state of domicile, including the safe harbor provided in conjunction with compliance with the Florida Rule.

(D) As a material inducement to Explorations' exchange of the Explorations' Notes for the Replacement Notes, the CFST, the TFST and Yankees hereby represent and warrant to Explorations that no other person has any vested, contingent or inchoate rights to the the Explorations Notes; that there are no legal impediments to the exchange contemplated hereby; and that as a result of such exchange, all prior rights under the Explorations Notes exchanged hereby will be terminated and superseded by the Replacement Notes.

(E) As a material inducement to Yankees' exchange of the Yankees' Notes for the Replacement Notes, the CFST and the TFST hereby represent and warrant to Yankees that no other person has any vested, contingent or inchoate rights to the the Yankees' Notes; that there are no legal impediments to the exchange contemplated hereby and that as a result of such exchange, all prior rights under the Yankees Notes exchanged hereby will be terminated and superseded by the Replacement Notes and the Yankees Replacement Notes.


                                   Article III
                               General Provisions

3.1      Interpretation.

(A) When a reference is made in this Agreement to Schedules or Exhibits, such reference shall be to a Schedule or Exhibit to this Agreement unless otherwise indicated.

(B) The words "include," "includes" and "including" when used herein shall be deemed in each case to be followed by the words "without limitation."

(C) The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.



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(D)  The captions in this Agreement are for  convenience  and reference only and in no way define, describe, extend or limit the scope of this Agreement or the intent of any provisions hereof.

(E) All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the Party or Parties, or their personal representatives, successors and assigns may require.

(F) The Parties agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

3.2      Notice.

(A) All notices, demands or other communications given hereunder shall be in writing and shall be deemed to have been duly given on the first business day after mailing by United States registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

     (1)      To Explorations:

                            Explorations Group, Inc.
                            Crystal Corporate Center;
                    2500 North Military Trail, Suite 225-D;
                           Boca Raton, Florida 33431
                      Attention: Michelle Tucker, President
               Telephone (561) 997-1188, Fax (561) 998-3425; and,
                        e-mail Michelle@popstarzinc.com;

         (2)      Yankees:

                           The Yankee Companies, LLC.
                            Crystal Corporate Center;
                     2500 North Military Trail, Suite 225;
                           Boca Raton, Florida 33431
            Attention: Leonard Miles Tucker, Chief Executive Officer
               Telephone (561) 998-2025, Fax (561) 998-3425; and,
                       e-mail lenny@yankeecompanies.com;


         (2)      The CFST:

                       The Calvo Family Spendthrift Trust.
                          1941 Southeast 51st Terrace;
                              Ocala, Florida 34471
                      Attention: Cyndi Noyes Calvo, Trustee
               Telephone (352) 694-9182, Fax (352) 694-1325; and,
                         e-mail cyndicalvo@hotmail.com


         (3)      The TFST:

                      The Tucker Family Spendthrift Trust.
                            Crystal Corporate Center;
                    2500 North Military Trail, Suite 225-F;
                           Boca Raton, Florida 33431
                    Attention: Leonard Miles Tucker, Trustee
               Telephone (561) 998-2025, Fax (561) 998-3425; and,
                        e-mail lenny@yankeecompanies.com


     or such other address or to such other person as any Party shall designate to the other for such purpose in the manner hereinafter set forth.

(B) At the request of any Party, notice will also be provided by overnight delivery, facsimile transmission or e-mail, provided that a transmission receipt is retained.




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(C)  (1)  The Parties acknowledge that Yankees serves as a strategic  consultant to Explorations and has acted as scrivener for the Parties in this transaction but that Yankees is neither a law firm nor an agency subject to any professional regulation or oversight.

     (2) Yankees has advised Explorations, the CFST and the TFST to retain independent legal and accounting counsel to review this Agreement and its exhibits and incorporated materials on their behalf.

     (3) The decision by any Party not to use the services of legal counsel in conjunction with this transaction shall be solely at their own risk, each Party acknowledging that applicable rules of the Florida Bar prevent attorney Kevin W. Dornan, who has reviewed, approved and caused modifications on behalf of Yankees, from representing anyone other than Yankees in this transaction.

3.3      Merger of All Prior Agreements Herein.

(A) This instrument, together with the instruments referred to herein contains all of the understandings and agreements of the Parties with respect to the subject matter discussed herein, provided that it is understood that after conclusion of the transactions contemplated hereby, Explorations Notes in the aggregate amount of $2,500, will survive.

(B) Except as set forth in Section 3.3(A), all prior agreements with respect to the subject matter discussed herein whether written or oral are merged herein and shall be of no force or effect.

3.4      Survival.

     The several representations, warranties and covenants of the Parties contained herein shall survive the execution hereof and shall be effective regardless of any investigation that may have been made or may be made by or on behalf of any Party.

3.5      Severability.

     If any provision or any portion of any provision of this Agreement, other than one of the conditions precedent or subsequent, or the application of such provision or any portion thereof to any person or circumstance shall be held invalid or unenforceable, the remaining portions of such provision and the remaining provisions of this Agreement or the application of such provision or portion of such provision as is held invalid or unenforceable to persons or circumstances other than those to which it is held invalid or unenforceable, shall not be affected thereby.

3.6      Governing Law.

     This Agreement shall be construed in accordance with the substantive and procedural laws of the State of Florida (other than those regulating taxation and choice of law).

3.7      Indemnification.

(A) Each Party hereby irrevocably agrees to indemnify and hold the other Parties harmless from any and all liabilities and damages (including legal or other expenses incidental thereto), contingent, current, or inchoate, to which they or any one of them may become subject as a direct, indirect or incidental consequence of any action by the indemnifying Party or as a consequence of the failure of the indemnifying Party to act, whether pursuant to requirements of this Agreement or otherwise.

(B) In the event it becomes necessary to enforce this indemnity through an attorney, with or without litigation, the successful Party shall be entitled to recover from the indemnifying Party, all costs incurred including reasonable attorneys' fees throughout any negotiations, trials or appeals, whether or not any suit is instituted.




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3.8      Dispute Resolution.

(A) In any action between the Parties to enforce any of the terms of this Agreement or any other matter arising from this Agreement any proceedings pertaining directly or indirectly to the rights or obligations of the Parties hereunder shall, to the extent legally permitted, be held in Marion County, Florida, and the prevailing Party shall be entitled to recover its costs and expenses, including reasonable attorneys' fees up to and including all negotiations, trials and appeals, whether or not any formal proceedings are initiated.

(B) In the event of any dispute arising under this Agreement, or the negotiation thereof or inducements to enter into the Agreement, the dispute shall, at the request of any Party, be exclusively resolved through the following procedures:

     (1) (a) First, the issue shall be submitted to mediation before a mediation service in Marion County, Florida to be selected by lot from three alternatives to be provided, one by Yankees, one by the TFST and one by Explorations.

         (b) The mediation efforts shall be concluded within ten business days after their initiation unless the Parties unanimously agree to an extended mediation period;

     (2) In the event that mediation does not lead to a resolution of the dispute then at the request of any Party, the Parties shall submit the dispute to binding arbitration before an arbitration service located in Marion County, Florida to be selected by lot from three alternatives to be provided, in the manner set forth above for selection of mediators.

     (3) (a) Expenses of mediation shall be borne equally by the Parties, if successful.

         (b) Expenses of mediation, if unsuccessful and of arbitration shall be borne by the Party or Parties against whom the arbitration decision is rendered.

         (c)   If the terms of the arbitral  award do not establish a prevailing
               Party,   then  the  expenses  of   unsuccessful   mediation   and
               arbitration shall be borne equally by the Parties involved.

3.9      Benefit of Agreement.

     The terms and provisions of this Agreement shall be binding upon and inure to the benefit of the Parties, their successors, assigns, personal representatives, estate, heirs and legatees but are not intended to confer upon any other person any rights or remedies hereunder.

3.10     Further Assurances.

     The Parties agree to do, execute, acknowledge and deliver or cause to be done, executed, acknowledged or delivered and to perform all such acts and deliver all such deeds, assignments, transfers, conveyances, powers of attorney, assurances, stock certificates and other documents, as may, from time to time, be required herein to effect the intent and purpose of this Agreement.

3.11     Counterparts.

(A)  This Agreement may be executed in any number of counterparts.

(B) All executed counterparts shall constitute one Agreement notwithstanding that all signatories are not signatories to the original or the same counterpart.



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(C)  Execution by exchange of  facsimile  transmission  shall be deemed  legally sufficient to bind the signatory; however, the Parties shall, for aesthetic purposes, prepare a fully executed original version of this Agreement which shall be the document filed with the Commission in conjunction with the contemplated filing of Explorations' Form 10-SB under the Exchange Act.

3.12     License.

(A) This form of agreement is the property of Yankees and has been customized for this transaction with the consent of Yankees.

(B) The use of this form of agreement by the Parties is authorized hereby solely for purposes of this transaction.

(C) The use of this form of agreement or of any derivation thereof without Yankees' prior written permission is prohibited.


     IN WITNESS WHEREOF, Explorations, Yankees, the CFST and the TFST have caused this Agreement to be executed by themselves or their duly authorized respective officers, all as of the last date set forth below:

Signed, Sealed and Delivered
      In Our Presence:
                                                 Explorations Group, Inc.
/s/ Marc Frankel /s/                             (A Delaware corporation)
_______________________________
/s/ Nancy Molinari /s/
_________________________________        By:  /s/ Michelle Tucker /s/
                                                  Michelle Tucker, President
         (Corporate Seal)
                                       Attest:/s/ Vanessa H. Lindsey /s/
                                                  Vanessa H. Lindsey, Secretary
Dated:   May 31, 2002
/s/ Nancy Molinari /s/                          The Yankee Companies, LLC.
_________________________________          (a Florida limited liability company)
/s/ Pearl Audit /s/
_________________________________        By: /s/ Leonard Miles Tucker /s/
                                                 Leonard Miles Tucker,
                                                 Chief Executive Officer
Dated:   May 31, 2002
                                      Attest: /s/ Vanessa H. Lindsey /s/
                                                  Vanessa H. Lindsey, Secretary

/s/ Vanessa H. Lindsey /s/                   The Calvo Family Spendthrift Trust
_________________________________                     (a Florida trust)
/s/ Pearl Audit /s/
_________________________________        By:  /s/ Cyndi Noyes Calvo /s/
                                                  Cyndi Noyes Calvo, Trustee
Dated:   May 31, 2002

/s/ Marc Frankel /s/                        The Tucker Family Spendthrift Trust
_________________________________                     (a Florida trust)
/s/ Nancy Molinari /s/
_________________________________        By:  /s/ Leonard Miles Tucker /s/
                                                  Leonard Miles Tucker, Trustee
Dated:   May 31, 2002


                             Debt Exchange Agreement - 9

                                  Exhibit 0.1


Full Recourse Secured Promissory Note

$20,394.35                                                         April 9, 2002

     FOR VALUE RECEIVED, Explorations Group, Inc., a publicly held Delaware corporation with offices at Crystal Corporate Center; 2500 North Military Trail, Suite 225-D; Boca Raton, Florida 33431 ("Explorations"), hereby agrees to pay to the order of The Yankee Companies, LLC., a Florida limited liability company, with offices at The Crystal Corporate Center; 2500 North Military Trail, Suite 225; Boca Raton, Florida 33431 ("Yankees"), the principal sum of $20,394.35, yielding interest commencing to run from the date hereof at a compound annual rate of 2% over the prime rate charged during the subject period by Citibank Bank, N.A. (New York City) or its successor in interest to its most favored corporate borrowers for unsecured obligations having a term of one year or less, on the following terms:

                                     Terms:

1.        INCORPORATED TERMS

    (a) The terms and provisions of the loan agreement entered into between Explorations and Yankees on April 9, 2002, a copy of which is annexed hereto and made a part hereof as exhibit 1 (the "Loan Agreement"), are hereby incorporated by reference as if here fully set forth.

    (b) Any provisions in this Note dealing with a subject or object also dealt with in the Loan Agreement shall, to the extent of any inconsistencies, be deemed to provide Yankees with additional rights and options which will be exercisable in Yankees' sole discretion.

2.        PAYMENTS & COLLATERAL

    (a) This Note shall be for a term of one (1) year and shall thereafter be payable upon written demand by Yankees.

    (b) Upon demand, payment shall be made at the offices of Yankees or at such other address as Yankees may designate for such purpose.

    (c)   This Promissory Note is secured by all of the Assets of Explorations.

3.        ACCELERATION

     In the event that any payment due hereunder is not made when due, or on the occurrence of any one or more of the events of Default specified in the Loan Agreement, the entire unpaid principal, all accrued interest and any related reimbursements for costs and expenses shall immediately become due and payable, without notice or demand, at the option of the holder hereof.

4.        PREPAYMENTS

     Explorations may prepay this Note, in whole or in part, without penalty, at any time, provided however, that any partial payments shall first be applied to related reimbursable costs and expenses, then to interest, and then to principal.

5.        ASSUMPTION

    (a) This Note may be assigned at will by Yankees but shall be assumable only with the express, prior written consent of Yankees.



               Explorations Group, Inc. Negotiable Promissory Note

    (b) In the event of any permitted assumption, all prior obligors will remain liable to Yankees as guarantors of the permitted assignee's performance but Yankees shall have the right to enforce such guarantees directly against such guarantors without first having to seek performance, payment or relief from the permitted assignee.

6.        DEMANDS & NOTICES

    (a) Any demand or notice made or given by Yankees pursuant hereto or in connection herewith, shall be made on or given to Explorations and its successors in interest by registered mail, return receipt requested, postage prepaid, directed to Explorations' address provided above or such updated address as Yankees shall have in its records, in each case with copies to Vanessa H. Lindsey, chief administrative officer, The Yankee Companies, LLC., 5185 Southeast 20th Street; Ocala, Florida 34471, and to any legal counsel designated by Explorations; but making or giving, or attempting to make or give, any demand or notice shall not waive any right granted hereunder or otherwise to act without demand or notice.

    (b) Notice shall be effective when delivered by Yankees to United States Postal Service personnel, whether or not such personnel actually succeed in effecting delivery to Explorations or its successors in interest.

7.        EXPENSES

     Explorations hereby agrees to pay all expenses, including reasonable attorney's fees, which the holder may incur upon default or at maturity.

8.        COVENANTS

     Explorations and any guarantor, surety or endorser, and all others who are, or who may become, liable for the payment hereof:

    (a) Expressly consent to all extensions of time, renewals, postponements of time of payment of this Note, from time to time, prior to or after the day that such payments become due without notice, consent or consideration for any of the foregoing; and

    (b) Expressly agree to the additional release by Yankees of any party or person primarily liable herein or any portion of the Collateral.

9.       ENFORCEMENT

    (a) No delay by the holder in enforcing any covenant or right hereunder shall be deemed a waiver of such covenant or right and no waiver by the holder of any particular provision hereof shall be deemed a waiver of any other provision or a continuing waiver of such particular provision, and except as so expressly waived, all provisions hereof shall continue in full force and effect.

    (b) This Note shall be enforceable in the Courts of Broward County, Florida and Explorations consents to jurisdiction therein.

10.       SPECIAL WAIVERS

     The undersigned, and all guarantors and all endorsers, hereby severally waive presentment for payment, protest and notice of protest for non-payment of this Note.

11.       TIMELINESS

     Time shall be of the essence.



               Explorations Group, Inc. Negotiable Promissory Note - 2

12.       LICENSE

    (a)   This form of Note is the property of Yankees.

    (b) The use hereof by the Parties is authorized hereby solely for purposes of this transaction, and the use of this form of agreement or of any derivation thereof without Yankees' prior written permission is prohibited.


     In Witness Whereof, Explorations has caused this Note to be executed on its behalf by its duly authorized representatives as of the date first set forth below.

Signed, Sealed and Delivered
         In Our Presence

/s/ Nancy Molinari /s/                             Explorations Group, Inc.
_______________________________
/s/ Marc Frankel /s/
_______________________________            By:   /s/ Michelle Tucker /s/
                                                     Michelle Tucker, President
Dated:   April 9, 2002

[Corporate Seal]                      Attest: /s/ Vanessa H. Lindsey /s/
                                                  Vanessa H. Lindsey, Secretary


STATE OF FLORIDA       }
COUNTY OF MARION       } SS.:

     BEFORE ME, an officer duly authorized to administer oaths, did personally appear on this 9th day of April, 2002, Michelle Tucker and Vanessa H. Lindsey, known to me who, being duly sworn, did state that they are the duly elected and serving president and secretary of Explorations Group, Inc., a Delaware corporation ("Explorations"), and that pursuant to authority duly delegated by its board of directors, they executed the foregoing Note on behalf of Explorations, effective as of the date set forth therein. My commission expires:
04/26/04

         [NOTARIAL SEAL]
                                               /s/ Charles J. Scimeca /s/
                                                       Notary Public








               Explorations Group, Inc. Negotiable Promissory Note - 3

Full Recourse Secured Promissory Note

$5,273.55                                                         April 30, 2002

     FOR VALUE RECEIVED, Explorations Group, Inc., a publicly held Delaware corporation with offices at Crystal Corporate Center; 2500 North Military Trail, Suite 225-D; Boca Raton, Florida 33431 ("Explorations"), hereby agrees to pay to the order of The Yankee Companies, LLC., a Florida limited liability company, with offices at The Crystal Corporate Center; 2500 North Military Trail, Suite 225; Boca Raton, Florida 33431 ("Yankees"), the principal sum of $5,273.55, yielding interest commencing to run from the date hereof at a compound annual rate of 2% over the prime rate charged during the subject period by Citibank Bank, N.A. (New York City) or its successor in interest to its most favored corporate borrowers for unsecured obligations having a term of one year or less, on the following terms:

                                     Terms:

1.        INCORPORATED TERMS

    (a) The terms and provisions of the loan agreement entered into between Explorations and Yankees on April 9, 2002, a copy of which is annexed hereto and made a part hereof as exhibit 1 (the "Loan Agreement"), are hereby incorporated by reference as if here fully set forth.

    (b) Any provisions in this Note dealing with a subject or object also dealt with in the Loan Agreement shall, to the extent of any inconsistencies, be deemed to provide Yankees with additional rights and options which will be exercisable in Yankees' sole discretion.

2.        PAYMENTS & COLLATERAL

    (a) This Note shall be for a term of one (1) year and shall thereafter be payable upon written demand by Yankees.

    (b) Upon demand, payment shall be made at the offices of Yankees or at such other address as Yankees may designate for such purpose.

    (c)   This Promissory Note is secured by all of the Assets of Explorations.

3.        ACCELERATION

     In the event that any payment due hereunder is not made when due, or on the occurrence of any one or more of the events of Default specified in the Loan Agreement, the entire unpaid principal, all accrued interest and any related reimbursements for costs and expenses shall immediately become due and payable, without notice or demand, at the option of the holder hereof.

4.        PREPAYMENTS

     Explorations may prepay this Note, in whole or in part, without penalty, at any time, provided however, that any partial payments shall first be applied to related reimbursable costs and expenses, then to interest, and then to principal.

5.        ASSUMPTION

    (a) This Note may be assigned at will by Yankees but shall be assumable only with the express, prior written consent of Yankees.





               Explorations Group, Inc. Negotiable Promissory Note

    (b) In the event of any permitted assumption, all prior obligors will remain liable to Yankees as guarantors of the permitted assignee's performance but Yankees shall have the right to enforce such guarantees directly against such guarantors without first having to seek performance, payment or relief from the permitted assignee.

6.        DEMANDS & NOTICES

    (a) Any demand or notice made or given by Yankees pursuant hereto or in connection herewith, shall be made on or given to Explorations and its successors in interest by registered mail, return receipt requested, postage prepaid, directed to Explorations' address provided above or such updated address as Yankees shall have in its records, in each case with copies to Vanessa H. Lindsey, chief administrative officer, The Yankee Companies, LLC., 5185 Southeast 20th Street; Ocala, Florida 34471, and to any legal counsel designated by Explorations; but making or giving, or attempting to make or give, any demand or notice shall not waive any right granted hereunder or otherwise to act without demand or notice.

    (b) Notice shall be effective when delivered by Yankees to United States Postal Service personnel, whether or not such personnel actually succeed in effecting delivery to Explorations or its successors in interest.

7.        EXPENSES

     Explorations hereby agrees to pay all expenses, including reasonable attorney's fees, which the holder may incur upon default or at maturity.

8.        COVENANTS

     Explorations and any guarantor, surety or endorser, and all others who are, or who may become, liable for the payment hereof:

    (a) Expressly consent to all extensions of time, renewals, postponements of time of payment of this Note, from time to time, prior to or after the day that such payments become due without notice, consent or consideration for any of the foregoing; and

    (b) Expressly agree to the additional release by Yankees of any party or person primarily liable herein or any portion of the Collateral.

9.        ENFORCEMENT

    (a) No delay by the holder in enforcing any covenant or right hereunder shall be deemed a waiver of such covenant or right and no waiver by the holder of any particular provision hereof shall be deemed a waiver of any other provision or a continuing waiver of such particular provision, and except as so expressly waived, all provisions hereof shall continue in full force and effect.

    (b) This Note shall be enforceable in the Courts of Broward County, Florida and Explorations consents to jurisdiction therein.

10.       SPECIAL WAIVERS

     The undersigned, and all guarantors and all endorsers, hereby severally waive presentment for payment, protest and notice of protest for non-payment of this Note.

11.       TIMELINESS

     Time shall be of the essence.



               Explorations Group, Inc. Negotiable Promissory Note - 2

12.       LICENSE

    (a)   This form of Note is the property of Yankees.

    (b) The use hereof by the Parties is authorized hereby solely for purposes of this transaction, and the use of this form of agreement or of any derivation thereof without Yankees' prior written permission is prohibited.


     In Witness Whereof, Explorations has caused this Note to be executed on its behalf by its duly authorized representatives as of the date first set forth below.

Signed, Sealed and Delivered
         In Our Presence

/s/ Nancy Molinari /s/                             Explorations Group, Inc.
_______________________________
/s/ Pearl Audit /s/
_______________________________            By:   /s/ Michelle Tucker /s/
                                                     Michelle Tucker, President
Dated:   April 30, 2002

[Corporate Seal]                      Attest: /s/ Vanessa H. Lindsey /s/
                                                  Vanessa H. Lindsey, Secretary


STATE OF FLORIDA       }
COUNTY OF MARION       } SS.:

     BEFORE ME, an officer duly authorized to administer oaths, did personally appear on this 30th day of April, 2002, Michelle Tucker and Vanessa H. Lindsey, known to me who, being duly sworn, did state that they are the duly elected and serving president and secretary of Explorations Group, Inc., a Delaware corporation ("Explorations"), and that pursuant to authority duly delegated by its board of directors, they executed the foregoing Note on behalf of Explorations, effective as of the date set forth therein. My commission expires:
04/26/04

         [NOTARIAL SEAL]
                                               /s/ Charles J. Scimeca /s/
                                                       Notary Public









              Explorations Group, Inc. Negotiable Promissory Note - 3

                                   Exhibit 0.2


                                Promissory Note

U.S. $6,000                                               Date: April 30, 2002 :

     For value received The Yankee Companies, LLC. ('Yankees"), a Florida limited liability company having an address at 2500 North Military Trail, Suite 225, Boca Raton, Florida 33431, promises to pay, on or before December 31, 2002, in lawful money of the United States, to the order of The Calvo Family Spendthrift Trust (the "Trust"), a Florida trust having an address at 1941 Southeast 51st Terrace, Ocala, Florida 34471, or its assigns, the principal amount of $6,000 United States Dollars, together with interest at the annualized rate of 8%.

     This Note is secured by all of the Assets described in the collateral assignment agreement annexed hereto and made a part hereof (the"Collateral").

     UCC Forms 1 have been executed and filed, as required to perfect the security interest established hereby in the State of Florida.

     In Witness Whereof, Yankees has signed this Note as of the day and year first above written.

                           The Yankee Companies, LLC.


By:                                             Attest:

/s/ Leonard M. Tucker /s/                      /s/ Vanessa H. Lindsey /s/
-------------------------                        --------------------------
    Leonard M. Tucker, Chief                       Vanessa H. Lindsey, Secretary
    Executive Officer & Managing
    Member





                               /s/ Pearl Audit /s/
                             -----------------------
                                     Witness

                                 Promissory Note

U.S. $5,500                                             Date:  February 28, 2002

     For value received The Yankee Companies, LLC. ('Yankees"), a Florida limited liability company having an address at 2500 North Military Trail, Suite 225, Boca Raton, Florida 33431, promises to pay, on or before December 31, 2002, in lawful money of the United States, to the order of The Calvo Family Spendthrift Trust (the "Trust"), a Florida trust having an address at 1941 Southeast 51st Terrace, Ocala, Florida 34471, or its assigns, the principal amount of $5,500 United States Dollars, together with interest at the annualized rate of 8%.

     This Note is secured by all of the Assets described in the collateral assignment agreement annexed hereto and made a part hereof (the"Collateral").

     UCC Forms 1 have been executed and filed, as required to perfect the security interest established hereby in the State of Florida.

     In Witness Whereof, Yankees has signed this Note as of the day and year first above written.

                           The Yankee Companies, LLC.


 By:                                             Attest:

/s/ Leonard M. Tucker /s/                      /s/ Vanessa H. Lindsey /s/
-------------------------                        --------------------------
    Leonard M. Tucker, Chief                       Vanessa H. Lindsey, Secretary
    Executive Officer & Managing
    Member


                             /s/ Nancy Molinari /s/
                             -----------------------
                                     Witness

                                 Promissory Note

U.S. $9,500                                               Date: January 31, 2002

     For value received The Yankee Companies, LLC. ('Yankees"), a Florida limited liability company having an address at 2500 North Military Trail, Suite 225, Boca Raton, Florida 33431, promises to pay, on or before December 31, 2002, in lawful money of the United States, to the order of The Calvo Family Spendthrift Trust (the "Trust"), a Florida trust having an address at 1941 Southeast 51st Terrace, Ocala, Florida 34471, or its assigns, the principal amount of $9,500 United States Dollars, together with interest at the annualized rate of 8%.

     This Note is secured by all of the Assets described in the collateral assignment agreement annexed hereto and made a part hereof (the"Collateral").

     UCC Forms 1 have been executed and filed, as required to perfect the security interest established hereby in the State of Florida.

     In Witness Whereof, Yankees has signed this Note as of the day and year first above written.

                           The Yankee Companies, LLC.


 By:                                             Attest:

/s/ Leonard M. Tucker /s/                      /s/ Vanessa H. Lindsey /s/
-------------------------                        --------------------------
    Leonard M. Tucker, Chief                       Vanessa H. Lindsey, Secretary
    Executive Officer & Managing
    Member


                             /s/ Nancy Molinari /s/
                             -----------------------
                                     Witness

                                   Exhibit 0.3


                                 Promissory Note

U.S. $6,000                                                 Date: April 30, 2002

     For value received The Yankee Companies, LLC. ('Yankees"), a Florida limited liability company having an address at 2500 North Military Trail, Suite 225, Boca Raton, Florida 33431, promises to pay, on or before December 31, 2002, in lawful money of the United States, to the order of The Tucker Family Spendthrift Trust (the "Trust"), a Florida trust having an address at 2500 N. Military Trail, Suite 225; Boca Raton, Florida 33431, or its assigns, the principal amount of $6,000 United States Dollars, together with interest at the annualized rate of 8%.

     This Note is secured by all of the Assets described in the collateral assignment agreement annexed hereto and made a part hereof (the"Collateral").

     UCC Forms 1 have been executed and filed, as required to perfect the security interest established hereby in the State of Florida.

     In Witness Whereof, Yankees has signed this Note as of the day and year first above written.

                           The Yankee Companies, LLC.


By:                                             Attest:

/s/ Leonard M. Tucker /s/                      /s/ Vanessa H. Lindsey /s/
-------------------------                        --------------------------
    Leonard M. Tucker, Chief                       Vanessa H. Lindsey, Secretary
    Executive Officer & Managing
    Member


                               /s/ Pearl Audit /s/
                             -----------------------
                                     Witness

                                 Promissory Note

U.S. $5,500                                              Date: February 28, 2002

     For value received The Yankee Companies, LLC. ('Yankees"), a Florida limited liability company having an address at 2500 North Military Trail, Suite 225, Boca Raton, Florida 33431, promises to pay, on or before December 31, 2002, in lawful money of the United States, to the order of The Tucker Family Spendthrift Trust (the "Trust"), a Florida trust having an address at 2500 N. Military Trail, Suite 225; Boca Raton, Florida 33431, or its assigns, the principal amount of $5,500 United States Dollars, together with interest at the annualized rate of 8%.

     This Note is secured by all of the Assets described in the collateral assignment agreement annexed hereto and made a part hereof (the"Collateral").

     UCC Forms 1 have been executed and filed, as required to perfect the security interest established hereby in the State of Florida.

     In Witness Whereof, Yankees has signed this Note as of the day and year first above written.

                           The Yankee Companies, LLC.


By:                                             Attest:

/s/ Leonard M. Tucker /s/                      /s/ Vanessa H. Lindsey /s/
-------------------------                        --------------------------
    Leonard M. Tucker, Chief                       Vanessa H. Lindsey, Secretary
    Executive Officer & Managing
    Member


                             /s/ Nancy Molinari /s/
                             -----------------------
                                     Witness

                                 Promissory Note

U.S. $9,500                                               Date: January 31, 2002

     For value received The Yankee Companies, LLC. ('Yankees"), a Florida limited liability company having an address at 2500 North Military Trail, Suite 225, Boca Raton, Florida 33431, promises to pay, on or before December 31, 2002, in lawful money of the United States, to the order of The Tucker Family Spendthrift Trust (the "Trust"), a Florida trust having an address at 2500 N. Military Trail, Suite 225; Boca Raton, Florida 33431, or its assigns, the principal amount of $9,500 United States Dollars, together with interest at the annualized rate of 8%.

     This Note is secured by all of the Assets described in the collateral assignment agreement annexed hereto and made a part hereof (the"Collateral").

     UCC Forms 1 have been executed and filed, as required to perfect the security interest established hereby in the State of Florida.

     In Witness Whereof, Yankees has signed this Note as of the day and year first above written.

                           The Yankee Companies, LLC.


By:                                             Attest:

/s/ Leonard M. Tucker /s/                      /s/ Vanessa H. Lindsey /s/
-------------------------                        --------------------------
    Leonard M. Tucker, Chief                       Vanessa H. Lindsey, Secretary
    Executive Officer & Managing
    Member


                             /s/ Nancy Molinari /s/
                             -----------------------
                                     Witness

                                Exhibit II(B)(1)

Full Recourse Secured Promissory Note

$2,500                                                              May 31, 2002

     FOR VALUE RECEIVED, Explorations Group, Inc., a publicly held Delaware corporation with offices at Crystal Corporate Center; 2500 North Military Trail, Suite 225-D; Boca Raton, Florida 33431 ("Explorations"), hereby agrees to pay to the order of The Yankee Companies, LLC., a Florida limited liability company, with offices at The Crystal Corporate Center; 2500 North Military Trail, Suite 225; Boca Raton, Florida 33431 ("Yankees"), the principal sum of $2,500, yielding interest commencing to run from the date hereof at a compound annual rate of 2% over the prime rate charged during the subject period by Citibank Bank, N.A. (New York City) or its successor in interest to its most favored corporate borrowers for unsecured obligations having a term of one year or less, on the following terms:

                                     Terms:

1.       INCORPORATED TERMS

    (a) The terms and provisions of the loan agreement entered into between Explorations and Yankees on April 9, 2002, a copy of which is annexed hereto and made a part hereof as exhibit 1 (the "Loan Agreement"), are hereby incorporated by reference as if here fully set forth.

    (b) Any provisions in this Note dealing with a subject or object also dealt with in the Loan Agreement shall, to the extent of any inconsistencies, be deemed to provide Yankees with additional rights and options which will be exercisable in Yankees' sole discretion.

2.        PAYMENTS & COLLATERAL

    (a) This Note shall be for a term of one (1) year and shall thereafter be payable upon written demand by Yankees.

    (b) Upon demand, payment shall be made at the offices of Yankees or at such other address as Yankees may designate for such purpose.

    (c)   This Promissory Note is secured by all of the Assets of Explorations.

3.        ACCELERATION

     In the event that any payment due hereunder is not made when due, or on the occurrence of any one or more of the events of Default specified in the Loan Agreement, the entire unpaid principal, all accrued interest and any related reimbursements for costs and expenses shall immediately become due and payable, without notice or demand, at the option of the holder hereof.

4.        PREPAYMENTS

     Explorations may prepay this Note, in whole or in part, without penalty, at any time, provided however, that any partial payments shall first be applied to related reimbursable costs and expenses, then to interest, and then to principal.

5.        ASSUMPTION

  (a) This Note may be assigned at will by Yankees but shall be assumable only with the express, prior written consent of Yankees.

    (b) In the event of any permitted assumption, all prior obligors will remain liable to Yankees as guarantors of the permitted assignee's performance but Yankees shall have the right to enforce such guarantees directly against such guarantors without first having to seek performance, payment or relief from the permitted assignee.


               Explorations Group, Inc. Negotiable Promissory Note

6.        DEMANDS & NOTICES

    (a) Any demand or notice made or given by Yankees pursuant hereto or in connection herewith, shall be made on or given to Explorations and its successors in interest by registered mail, return receipt requested, postage prepaid, directed to Explorations' address provided above or such updated address as Yankees shall have in its records, in each case with copies to Vanessa H. Lindsey, chief administrative officer, The Yankee Companies, LLC., 5185 Southeast 20th Street; Ocala, Florida 34471, and to any legal counsel designated by Explorations; but making or giving, or attempting to make or give, any demand or notice shall not waive any right granted hereunder or otherwise to act without demand or notice.

    (b) Notice shall be effective when delivered by Yankees to United States Postal Service personnel, whether or not such personnel actually succeed in effecting delivery to Explorations or its successors in interest.

7.        EXPENSES

     Explorations hereby agrees to pay all expenses, including reasonable attorney's fees, which the holder may incur upon default or at maturity.

8.        COVENANTS

     Explorations and any guarantor, surety or endorser, and all others who are, or who may become, liable for the payment hereof:

    (a) Expressly consent to all extensions of time, renewals, postponements of time of payment of this Note, from time to time, prior to or after the day that such payments become due without notice, consent or consideration for any of the foregoing; and

    (b) Expressly agree to the additional release by Yankees of any party or person primarily liable herein or any portion of the Collateral.

9.        ENFORCEMENT

    (a) No delay by the holder in enforcing any covenant or right hereunder shall be deemed a waiver of such covenant or right and no waiver by the holder of any particular provision hereof shall be deemed a waiver of any other provision or a continuing waiver of such particular provision, and except as so expressly waived, all provisions hereof shall continue in full force and effect.

    (b) This Note shall be enforceable in the Courts of Broward County, Florida and Explorations consents to jurisdiction therein.

10.       SPECIAL WAIVERS

     The undersigned, and all guarantors and all endorsers, hereby severally waive presentment for payment, protest and notice of protest for non_payment of this Note.

11.       TIMELINESS

     Time shall be of the essence.

12.       LICENSE

    (a)   This form of Note is the property of Yankees .

    (b) The use hereof by the Parties is authorized hereby solely for purposes of this transaction, and the use of this form of agreement or of any derivation thereof without Yankees' prior written permission is prohibited.

            Explorations Group, Inc. Negotiable Promissory Note - 2

     In Witness Whereof, Explorations has caused this Note to be executed on its behalf by its duly authorized representatives as of the date first set forth below.

Signed, Sealed and Delivered
         In Our Presence
/s/ Nancy Molinari /s/                              Explorations Group, Inc.
_______________________________
/s/ Pearl Audit /s/
_______________________________          By:    /s/ Michelle Tucker /s/
                                                    Michelle Tucker, President
Dated:   May  31, 2002

[Corporate Seal]                      Attest:  /s/ Vanessa H. Lindsey /s/
                                                   Vanessa H. Lindsey, Secretary


STATE OF FLORIDA           }
COUNTY OF MARION           } SS.:

         BEFORE ME, an officer duly authorized to administer oaths, did personally appear on this 31st day of May, 2002, Michelle Tucker and Vanessa H. Lindsey, known to me who, being duly sworn, did state that they are the duly elected and serving president and secretary of Explorations Group, Inc., a Delaware corporation ("Explorations"), and that pursuant to authority duly delegated by its board of directors, they executed the foregoing Note on behalf of Explorations, effective as of the date set forth therein. My commission expires: 04/26/04

         [NOTARIAL SEAL]                         /s/ Charles J. Scimeca /s/
                                                -------------------------------
                                                         Notary Public



            Explorations Group, Inc. Negotiable Promissory Note - 3

Full Recourse Secured Promissory Note

$11,696.95                                                          May 31, 2002

     FOR VALUE RECEIVED, Explorations Group, Inc., a Florida corporation, with offices at 2500 N. Military Trail, Suite 225-D; Boca Raton, Florida 33431 ("Explorations"), hereby agrees to pay to the order of The Tucker Family Spendthrift Trust., a Florida trust, with offices at 2500 N. Military Trail, Suite 225-F; Boca Raton, Florida 33431 ("Tucker Family"), the principal sum of $11,696.95 yielding interest commencing to run from the date hereof at a compound annual rate of 2% over the prime rate charged during the subject period by Citibank Bank, N.A. (New York City) or its successor in interest to its most favored corporate borrowers for unsecured obligations having a term of one year or less, on the following terms:

                                     Terms:

1.        PAYMENTS & COLLATERAL

    (a) This Note shall be for a term of one (1) year and shall thereafter be payable upon written demand by Tucker Family.

    (b) Upon demand, payment shall be made at the offices of Tucker Family or at such other address as Tucker Family shall designate for such purpose.

    (c) This Promissory Note is secured by all of the Assets of Explorations (up to the amount of the Note), as evidenced by the attached UCC-1.

    (d) So long as this Note is outstanding, if Tucker Family exercises warrants for common stock using cash, such exercise price shall be deducted from the amount owed to the Tucker Family under this Note, which shall first be applied to principal and then to interest.


2.        ACCELERATION

     In the event that any payment due hereunder is not made when due, the entire unpaid principal, all accrued interest and any related reimbursements for costs and expenses shall immediately become due and payable at the option of the holder hereof.

3.        PREPAYMENTS

     Explorations may prepay this Note, in whole or in part, without penalty, at any time, provided however, that any partial payments shall first be applied to interest, and then to principal.

4.        ASSUMPTION

     This Note may be assigned at will by Tucker Family, with notice of any such assignment to Explorations , but shall be assumable only with the express, prior written consent of Tucker Family.


                 Explorations Group, Inc. Negotiable Promissory

                                  Note Page 178

5.        DEMANDS & NOTICES

    (a) Any demand or notice made or given by Tucker Family pursuant hereto or in connection herewith, shall be made on or given to Explorations and its successors in interest by registered mail, return receipt requested, postage prepaid, directed to Explorations 's address provided above or such updated address as Tucker Family shall have in its records, in each case with copies to Kevin W. Dornan, Esquire; General Counsel, The Tucker Family Spendthrift Trust, 5185 Southeast 20th Street; Ocala, Florida 34471, attorney for Tucker Family; but making or giving, or attempting to make or give, any demand or notice shall not waive any right granted hereunder or otherwise to act without demand or notice.

    (b) Notice shall be effective when delivered to United States Postal Service personnel, whether or not such personnel actually succeed in effecting delivery to Explorations or its successors in interest.

6.        EXPENSES

     In the event of any action to enforce the provisions of this Note, the prevailing party shall be entitled to recover its costs and expenses, including reasonable attorney's fees.

7.        COVENANTS

     Explorations and all others who are, or who may become, liable for the payment hereof: Expressly consent to all extensions of time, renewals, postponements of time of payment of this Note, from time to time, prior to or after the day that such payments become due without notice, consent or consideration for any of the foregoing; and

8.        ENFORCEMENT

    (a) No delay by the holder in enforcing any covenant or right hereunder shall be deemed a waiver of such covenant or right and no waiver by the holder of any particular provision hereof shall be deemed a waiver of any other provision or a continuing waiver of such particular provision, and except as so expressly waived, all provisions hereof shall continue in full force and effect.

    (b) This Note shall be enforceable in the Courts of Broward County, Florida and Explorations consents to jurisdiction therein.

9.        SPECIAL WAIVERS

     The undersigned hereby waives presentment for payment, protest and notice of protest for non_payment of this Note.

10.       TIMELINESS

     Time shall be of the essence.

11.       LICENSE

    (a)   This form of Note is the property of The Yankees Companies, LLC.

    (b) The use hereof by the Parties is authorized hereby solely for purposes of this transaction, and the use of this form of agreement or of any derivation thereof without Yankees' prior written permission is prohibited.

                 Explorations Group, Inc. Negotiable Promissory - 2

                                  Note Page 179

     In Witness Whereof, Explorations has caused this Note to be executed on its behalf by their duly authorized representatives as of the date first set forth below.

Signed, Sealed and Delivered
         In Our Presence
/s/ Nancy Molinari /s/                            Explorations Group, Inc.
_______________________________
/s/ Pearl Audit /s/
_______________________________          By:  /s/ Michelle Tucker /s/
                                                  Michelle Tucker, President
Dated:   May 31, 2002

[Corporate Seal]                      Attest:  /s/ Vanessa H. Lindsey /s/
                                                   Vanessa H. Lindsey, Secretary


STATE OF FLORIDA           }
COUNTY OF PALM BEACH       } SS.:

     BEFORE ME, an officer duly authorized to administer oaths, did personally appear on this 31st day of May, 2002, Michelle Tucker and Vanessa H. Lindsey, known to me who, being duly sworn, did state that they are the duly elected and serving president and secretary of Explorations Group, Inc., a Florida corporation ("Explorations "), and that pursuant to authority duly delegated by its board of directors, they executed the foregoing Note on behalf of Explorations, effective as of the date set forth therein. My commission expires:
04/26/02
         [NOTARIAL SEAL]                          /s/ Charles J. Scimeca /s/
                                               -------------------------------
                                                      Notary Public


                 Explorations Group, Inc. Negotiable Promissory - 3

Full Recourse Secured Promissory Note

$11,696.95                                                          May 31, 2002

     FOR VALUE RECEIVED, Explorations Group, Inc., a Florida corporation, with offices at 2500 N. Military Trail, Suite 225-D; Boca Raton, Florida 33431 ("Explorations"), hereby agrees to pay to the order of The Calvo Family Spendthrift Trust., a Florida trust, with offices at 1941 Southeast 51st Terrace; Ocala, Florida 34471 ("Calvo Family"), the principal sum of $11,696.95 yielding interest commencing to run from the date hereof at a compound annual rate of 2% over the prime rate charged during the subject period by Citibank Bank, N.A. (New York City) or its successor in interest to its most favored corporate borrowers for unsecured obligations having a term of one year or less, on the following terms:

                                     Terms:

1.       PAYMENTS & COLLATERAL

    (a) This Note shall be for a term of one (1) year and shall thereafter be payable upon written demand by Calvo Family.

    (b) Upon demand, payment shall be made at the offices of Calvo Family or at such other address as Calvo Family may designate for such purpose.

    (c) This Promissory Note is secured by all of the Assets of Explorations (up to the amount of the Note), as evidenced by the attached UCC-1.

    (d) So long as this Note is outstanding, if Calvo Family exercises warrants for common stock using cash, such exercise price shall be deducted from the amount owed to the Calvo Family under this Note, which shall first be applied to principal and then to interest.


2.        ACCELERATION

     In the event that any payment due hereunder is not made when due, the entire unpaid principal, all accrued interest and any related reimbursements for costs and expenses shall immediately become due and payable at the option of the holder hereof.

3.        PREPAYMENTS

     Explorations may prepay this Note, in whole or in part, without penalty, at any time, provided however, that any partial payments shall first be applied to interest, and then to principal.

4.        ASSUMPTION

     This Note may be assigned at will by Calvo Family, with notice of any such assignment to Explorations , but shall be assumable only with the express, prior written consent of Calvo Family.

5.        DEMANDS & NOTICES

    (a) Any demand or notice made or given by Calvo Family pursuant hereto or in connection herewith, shall be made on or given to Explorations and its successors in interest by registered mail, return receipt requested, postage prepaid, directed to Explorations 's address provided above or such updated address as Calvo Family shall have in its records, in each case with copies to Kevin W. Dornan, Esquire; General Counsel, The Calvo Family Spendthrift Trust, 1941 Southeast 51st Terrace; Ocala, Florida 34471, attorney for Calvo Family; but making or giving, or attempting to make or give, any demand or notice shall not waive any right granted hereunder or otherwise to act without demand or notice.

               Explorations Group, Inc. Negotiable Promissory Note

    (b) Notice shall be effective when delivered to United States Postal Service personnel, whether or not such personnel actually succeed in effecting delivery to Explorations or its successors in interest.

6.        EXPENSES

     In the event of any action to enforce the provisions of this Note, the prevailing party shall be entitled to recover its costs and expenses, including reasonable attorney's fees.

7.        COVENANTS

     Explorations and all others who are, or who may become, liable for the payment hereof: Expressly consent to all extensions of time, renewals, postponements of time of payment of this Note, from time to time, prior to or after the day that such payments become due without notice, consent or consideration for any of the foregoing; and

8.       ENFORCEMENT

    (a) No delay by the holder in enforcing any covenant or right hereunder shall be deemed a waiver of such covenant or right and no waiver by the holder of any particular provision hereof shall be deemed a waiver of any other provision or a continuing waiver of such particular provision, and except as so expressly waived, all provisions hereof shall continue in full force and effect.

    (b) This Note shall be enforceable in the Courts of Broward County, Florida and Explorations consents to jurisdiction therein.

9.        SPECIAL WAIVERS

     The undersigned hereby waives presentment for payment, protest and notice of protest for non-payment of this Note.

10.       TIMELINESS

     Time shall be of the essence.

11.       LICENSE

    (a)   This form of Note is the property of The Yankees Companies, LLC.

    (b) The use hereof by the Parties is authorized hereby solely for purposes of this transaction, and the use of this form of agreement or of any derivation thereof without Yankees' prior written permission is prohibited.

     In Witness Whereof, Explorations has caused this Note to be executed on its behalf by their duly authorized representatives as of the date first set forth below.

Signed, Sealed and Delivered
         In Our Presence

/s/ Nancy Molinari /s/                             Explorations Group, Inc.
_______________________________
/s/ Pearl Audit /s/
_______________________________          By:  /s/ Michelle Tucker /s/
                                                  Michelle Tucker, President
Dated:   May  31, 2002

[Corporate Seal]                     Attest: /s/ Vanessa H. Lindsey /s/
                                                 Vanessa H. Lindsey, Secretary


STATE OF FLORIDA           }
COUNTY OF PALM BEACH       } SS.:

     BEFORE ME, an officer duly authorized to administer oaths, did personally appear on this 31st day of May, 2002, Michelle Tucker and Vanessa H. Lindsey, known to me who, being duly sworn, did state that they are the duly elected and serving president and secretary of Explorations Group, Inc., a Florida corporation ("Explorations "), and that pursuant to authority duly delegated by its board of directors, they executed the foregoing Note on behalf of Explorations, effective as of the date set forth therein. My commission expires:
04/26/04
         [NOTARIAL SEAL]                            /s/ Charles J. Scimeca /s/
                                                -------------------------------
                                                        Notary Public


               Explorations Group, Inc. Negotiable Promissory Note - 2

                                Exhibit II(B)(2)


                                 Promissory Note

U.S. $9,641.85                                                Date: May 31, 2002

     For value received The Yankee Companies, LLC. ('Yankees"), a Florida limited liability company having an address at 2500 North Military Trail, Suite 225, Boca Raton, Florida 33431, promises to pay, on or before December 31, 2002, in lawful money of the United States, to the order of The Tucker Family Spendthrift Trust (the "Trust"), a Florida trust having an address at 2500 N. Military Trail, Suite 225; Boca Raton, Florida 33431, or its assigns, the principal amount of $9,641.85 United States Dollars, together with interest at the annualized rate of 8%.

     This Note is secured by all of the Assets described in the collateral assignment agreement annexed hereto and made a part hereof (the"Collateral").

     UCC Forms 1 have been executed and filed, as required to perfect the security interest established hereby in the State of Florida.

     In Witness Whereof, Yankees has signed this Note as of the day and year first above written.

                           The Yankee Companies, LLC.



By:                                                   Attest:

/s/ Leonard M. Tucker /s/                      /s/ Vanessa H. Lindsey /s/
----------------------------                      ----------------------------
    Leonard M. Tucker, Chief                       Vanessa H. Lindsey, Secretary
    Executive Officer & Managing
    Member





                             /s/ Nancy Molinari /s/
                             -----------------------
                                     Witness


               Explorations Group, Inc. Negotiable Promissory Note

                                 Promissory Note

U.S. $9,641.85                                                Date: May 31, 2002

     For value received The Yankee Companies, LLC. ('Yankees"), a Florida limited liability company having an address at 2500 North Military Trail, Suite 225, Boca Raton, Florida 33431, promises to pay, on or before December 31, 2002, in lawful money of the United States, to the order of The Calvo Family Spendthrift Trust (the "Trust"), a Florida trust having an address at 1941 Southeast 51st Terrace, Ocala, Florida 34471, or its assigns, the principal amount of $9,641.85 United States Dollars, together with interest at the annualized rate of 8%.

     This Note is secured by all of the Assets described in the collateral assignment agreement annexed hereto and made a part hereof (the"Collateral").

     UCC Forms 1 have been executed and filed, as required to perfect the security interest established hereby in the State of Florida.

     In Witness Whereof, Yankees has signed this Note as of the day and year first above written.

                           The Yankee Companies, LLC.



By:                                                   Attest:

/s/ Leonard M. Tucker /s/                      /s/ Vanessa H. Lindsey /s/
----------------------------                      ----------------------------
    Leonard M. Tucker, Chief                       Vanessa H. Lindsey, Secretary
    Executive Officer & Managing
    Member





                             /s/ Nancy Molinari /s/
                             -----------------------
                                     Witness